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                                                                EXHIBIT 10.27.5


                             FOURTH AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Fourth Amendment") is made and entered into as of the 1st day of October, 1996, by and among GENZYME TRANSGENICS CORPORATION, a Massachusetts corporation having its principal place of business at One Mountain Road, Framingham, Massachusetts 01701 (the "Parent") and its Subsidiaries listed on the signature pages hereto (the Parent and each such Subsidiary is individually referred to herein as a "Borrower," and collectively as the "Borrowers"), and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110.

     WHEREAS, the Borrowers and the Bank entered into a Revolving Credit Agreement dated as of July 3, 1995 as amended by the First Amendment to Revolving Credit Agreement dated as of September 15, 1995, the Second Amendment to Revolving Credit Agreement dated as of December 22, 1995, and the Third Amendment to Revolving Credit Agreement dated as of March 29, 1996 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Bank extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Bank and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

     2.   Amendment to Credit Agreement.

     The following new subsection (ix) is added to Section 8.2(a) of the Credit Agreement:

     "and (ix) Indebtedness of TSI Corporation to Financing for Science International, Inc. pursuant to the terms of the Master Equipment Lease Agreement dated as of September 27, 1994 by and between TSI Corporation and Financing for Science International, Inc.; provided that the aggregate outstanding amount of all such Indebtedness shall not exceed $5,200,000."

     3.   Ratification, etc.

     Except as expressly amended hereby, the Credit Agreement, the other
Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fourth Amendment and the Credit Agreement shall hereafter be read and construed together as a


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single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fourth Amendment. By executing this Fourth Amendment where indicated below, the Guarantor hereby ratifies and confirms its guaranty of the Obligations pursuant to the terms of the Guaranty, as amended, and acknowledges and consents to the terms of this Fourth Amendment.

     4.   GOVERNING LAW.

     THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     5. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. A complete set of counterparts shall be lodged with the Bank.

     6. Effectiveness. This Fourth Amendment shall become effective upon its execution and delivery by the respective parties hereto.

     7.   Entire Agreement.  THE CREDIT AGREEMENT AS AMENDED REPRESENTS
THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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     IN WITNESS WHEREOF, the undersigned have duly executed this
Agreement under seal as of October 1, 1996.

                                  THE BORROWERS:

                                  GENZYME TRANSGENICS CORPORATION



                                  By: /s/ John B. Green
                                      ----------------------------
                                      Name:  John B. Green
                                      Title:  Vice President


                                  Address of the Borrower:

                                  One Mountain Road
                                  Framingham, MA  01701
                                  Tel:  (508) 872-8400
                                  Fax:  (508) 872-0827


                                  TSI CORPORATION


                                  By: /s/ John B. Green
                                      ----------------------------
                                      Title:  Vice President


                                  TSI MASON LABORATORIES INC.


                                  By: /s/ John B. Green
                                      ----------------------------
                                      Title:  Vice President


                                  TSI WASHINGTON LABORATORIES, INC.



                                  By: /s/ John B. Green
                                      ----------------------------
                                      Title:  Vice President


                                        - 3 -
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                                  TSI REDFIELD LABORATORIES, INC.




                                  By: /s/ John B. Green
                                      ----------------------------
                                      Title:  Vice President


                                  ARGUS RESEARCH LABORATORIES, INC.



                                  By: /s/ John B. Green
                                      ----------------------------
                                      Title:  Vice President


                                  TRANSGENIC INVESTMENTS, INC.



                                  By: /s/ John B. Green
                                      ----------------------------
                                      Title:  Vice President


                                  HEALTH AND SCIENCES RESEARCH
                                   INCORPORATED



                                  By: /s/ John B. Green
                                      ----------------------------
                                      Title:  Vice President


                                  THE TSI CENTER FOR DIAGNOSTIC
                                   PRODUCTS, INC.




                                  By: /s/ John B. Green
                                      ----------------------------
                                      Title:  Vice President


                                        - 4 -


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                                  BIODEVELOPMENT LABORATORIES, INC.



                                  By: /s/ John B. Green
                                      ----------------------------
                                      Title:  Vice President


                                  THE BANK:

                                  THE FIRST NATIONAL BANK OF BOSTON



                                  By: /s/ Elizabeth C. Everett
                                      ----------------------------
                                      Name:  Elizabeth C. Everett
                                      Title:  Vice President

                                  Address:

                                  100 Federal Street
                                  Boston, MA 02110
                                  Tel:   617-434-2318
                                  Fax:  617-434-0819



ACCEPTED AND AGREED
TO BY:

The Guarantor:

GENZYME CORPORATION


By: /s/ Evan M. Lebson
    ------------------
Title:  Vice President and Treasurer


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